UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On July 29, 2014, Clearwater Paper Corporation, a Delaware corporation (the “Company”), completed its previously announced offering of $300 million aggregate principal amount of 5.375% Senior Notes due 2025 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of July 29, 2014 (the “Indenture”), by and among the Company, the existing direct and indirect domestic subsidiaries of the Company and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). The Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

Interest on the Notes will accrue at the rate of 5.375% per annum and will be payable semiannually in arrears on February 1 and August 1, commencing on February 1, 2015. Interest on overdue principal and interest will accrue at a rate that is one percent higher than the then-applicable interest rate on the Notes. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding January 15 and July 15.

The Notes are unsecured and effectively subordinated to all of the Company’s existing and future secured debt, including borrowings under its existing secured revolving credit facility. The Notes are guaranteed by each of the Company’s existing direct and indirect domestic subsidiaries, and will be guaranteed by each of the Company’s future direct and indirect domestic subsidiaries, subject to certain exceptions (each, a “Subsidiary”). Each Subsidiary must provide a guarantee of the payment of principal, premium and interest on the Notes on an unsecured basis. If the Company is unable to make payments on the Notes when they are due, each subsidiary guarantor is obligated to make such payments.

If the Company experiences specific kinds of changes of control, the Company must offer to repurchase the Notes from holders at a price of 100% of the principal amount plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of any of its Subsidiaries to (i) enter into sale and lease back transactions, (ii) create liens and (iii) consolidate or merge with or into, or sell all or substantially all of its assets to, another person. In addition, the Indenture requires, among other things, the Company to provide reports to holders of the Notes. These covenants are subject to a number of exceptions, limitations and qualifications set forth in the Indenture.

Upon the occurrence of customary events of default, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare all the Notes to be due and payable immediately. Upon the occurrence of certain bankruptcy or insolvency events affecting the Company or certain of its subsidiaries, all outstanding Notes will become due and payable immediately without further action or notice on the part of the Trustee or any holder.

Ninth Amendment to Loan and Security Agreement

On July 24, 2014, the Company entered into the Ninth Amendment to the Loan and Security Agreement (the “ABL Amendment”) with Bank of America, N.A., as Administrative Agent, and the financial institutions party thereto. The ABL Amendment amends the negative covenants contained in the Company’s existing Loan and Security Agreement, dated as of November 26, 2008, as amended, to permit the offering of the Notes.

The above descriptions of the Indenture, the form of the Notes and the ABL Amendment are qualified in their entirety by reference to the full text of each agreement, which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Form 8-K and are incorporated by reference herein.

Item 1.02	Termination of a Material Agreement.

Redemption of 7.125% Senior Notes due 2018 and Satisfaction and Discharge of Indenture

On July 29, 2014, the Company notified the holders of the Company’s existing 7.125% Senior Notes due 2018 (the “Existing Notes”) that the Company elected to redeem all of the currently outstanding $375 million aggregate principal amount of Existing Notes on August 28, 2014, in accordance with the indenture governing the Existing Notes. Using the proceeds from the issuance of the Notes, together with cash on hand and a draw under its revolving credit facility, the Company irrevocably deposited with the Trustee sufficient funds to fund the redemption of the Existing Notes. As a result, the Company’s and the guarantors’ obligations under the indenture governing the Existing Notes have been discharged.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth under Item 1.01 of this Form 8-K is incorporated by reference herein in its entirety.

Item 8.01	Other Events.

On July 24, 2014, the Company issued a press release announcing its intention to commence its offering of the Notes. As required by Rule 135c under the Securities Act, a copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 24, 2014, the Company issued a press release announcing the pricing of the Notes. As required by Rule 135c under the Securities Act, a copy of the Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of July 29, 2014, by and among Clearwater Paper Corporation, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.

4.2	Form of 5.375% Senior Notes due 2025 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

10.1	Ninth Amendment to Loan and Security Agreement, dated as of July 24, 2014, by and among the financial institutions signatory thereto, Bank of America, N.A. and Clearwater Paper Corporation.

99.1	Press Release issued by Clearwater Paper Corporation, dated July 24, 2014.

99.2	Press Release issued by Clearwater Paper Corporation, dated July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2014

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of July 29, 2014, by and among Clearwater Paper Corporation, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.

4.2	Form of 5.375% Senior Notes due 2025 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

10.1	Ninth Amendment to Loan and Security Agreement, dated as of July 24, 2014, by and among the financial institutions signatory thereto, Bank of America, N.A. and Clearwater Paper Corporation.

99.1	Press Release issued by Clearwater Paper Corporation, dated July 24, 2014.

99.2	Press Release issued by Clearwater Paper Corporation, dated July 24, 2014.

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